SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                    Amendment to Application or Report filed
                Pursuant to Section 13 or 15(d) of The Securities
                              Exchange Act of 1934


                          Date of Report: June 25, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



            Nevada                 000-29217                95-4721385
        ----------------           ---------                ----------
        (State or other           (Commission              (IRS Employer
        jurisdiction of           File Number)           Identification No.)
        incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                        90045
-----------------------------------------                   ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (310) 846-2500

Not Applicable
(Former name or former address, if changed since last report.)

=======================================================================

Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

         None.

Item 3.  Bankruptcy or Receivership

         None.


Item 4.  Changes in Accountants

         None.

Item 5.  Other Events and Regulation FD Disclosure

Citing the personal contentiousness of the ongoing shareholder derivative action, and its increasing focus on his personal and professional dealings, Mr. William R. Barber, President and Chief Executive Officer resigned from those positions effective immediately in the meeting of the Board of Directors of the registrant on June 23, 2003. The Board of Directors accepted his resignation as President and Chief Executive Officer. Mr. Barber retains his seat on the Board of Directors. Ms. Becky Takeda, current President of Merchants Billings Services, Inc. has been appointed interim President of the registrant until the Annual Meeting of the Shareholders on September 17, 2003. Ms. Takeda has accepted the position effective July 1, 2003.

Item 6.  Resignation of Directors

         None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.

Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 25, 2003                        Accesspoint Corporation
      -------------------

                                    By:

                                    -----------------------------------------
                                    Gene Valentine
                                    Chairman of the Board of Directors
    A. EXHIBITS

       None.